Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wei Min Jin, Chief Financial Officer of Love International Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Transition Report on Form 10-K of the Company for the eleven month transition period ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2016
/s/ Wei Min Jin Wei Min Jin Chief Financial Officer (Principal Financial and Accounting Officer)

[A signed original of this written statement required by Section 906 has been provided to Love International Group, Inc. and will be retained by Love International Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]